                                                                   Exhibit 10.18

[Blumbergs Law Products LOGO OMITTED]     A 35 - Lease, Business Premises.     DISTRIBUTED BY BLUMBERG Excelslor Inc.
                                                 Loft, Office or Store 11-98                                NYC 10013

                         This Lease made the 7TH day of MAY 2007 between JESSE
                    L. WIENER hereinafter referred to as LANDLORD, and HADCO
                    METAL TRADING CO., LLC hereinafter jointly, severally and
                    collectively referred to as TENANT.

                         Witnesseth, that the Landlord hereby leases to the
                    Tenant, and the Tenant hereby hires and takes from the
                    Landlord JESSE L. WIENER in the building known as 104-20
                    MERRICK BOULEVARD AND 165-02 SOUTH ROAD JAMAICA, NY 11433 to
                    be used and occupied by the Tenant HADCO METAL TRADING CO.,
                    LLC AS A METAL WAREHOUSE and for no other purpose, for a
                    term to commence on FEBRUARY 2, 2008 and to end on JANUARY
                    31, 2012 unless sooner terminated as hereinafter provided, at the ANNUAL RENT of ONE HUNDRED FIFTY-SIX THOUSAND DOLLARS
                    ($156,000.00) all payable in equal monthly instalments in
                    advance on the first day of each and every calendar month
                    during said term, except the first instalment, which shall be paid upon the execution hereof.

                         THE TENANT JOINTLY AND SEVERALLY COVENANTS:

                         FIRST.--That the Tenant will pay the rent as above
                    provided.

REPAIRS                  SECOND.--That, throughout said term the Tenant will
                    take good care of the demised premises, fixtures and
ORDINANCES AND      appurtenances, and all alterations, additions and
VIOLATIONS          improvements to either; make all repairs in and about the
                    same necessary to preserve them in good order and condition,
ENTRY               which repairs shall be, in quality and class, equal to the original work; promptly pay the expense of such repairs;
INDEMNIFY           suffer no waste or injury; give prompt notice to the
LANDLORD            Landlord of any fire that may occur; execute and comply with all laws, rules, orders, ordinances and regulations at any time issued or in force (except those requiring structural alterations), applicable to the demised premises or to the
                    Tenant's occupation thereof, of the Federal, State and Local
                    Governments, and of each and every department, bureau and
                    official thereof, and of the New York Board of Fire
                    Underwriters; permit at all times during usual business
                    hours, the Landlord and representatives of the Landlord to enter the demised premises for the purpose of inspection,
                    and to exhibit them for purposes of sale or rental; suffer the Landlord to make repairs and improvements to all parts of the building, and to comply with all orders and
                    requirements of governmental authority applicable to said
                    building or to any occupation thereof; suffer the Landlord to erect, use, maintain, repair and replace pipes and
                    conduits in the demised premises and to the floors above and below; forever indemnify and save harmless the Landlord for and against any and all liability, penalties, damages,
                    expenses and judgments arising from injury during said term to person or property of any nature, occasioned wholly or in part by any act or acts, omission or omissions of the
                    Tenant, or of the employees, guests, agents, assigns or
                    undertenants of the Tenant and also for any matter or thing growing out of the occupation of the demised premises or of the streets, Sidewalks or vaults adjacent thereto; permit, during the six months next prior to the expiration of the
                    term the usual notice "To Let" to be placed and to remain
                    unmolested in a conspicuous place upon the exterior of the demised premises; repair, at or before the end of the term, all injury done by the installation or removal of furniture and property; and at the end of the term, to quit and
                    surrender the demised premises with all alterations,
                    additions and improvements in good order and condition.

MOVING                   THIRD.--That the Tenant will not disfigure or deface
INJURY              any part of the building, or suffer the same to be done,
SURRENDER           except so far as may be necessary to affix such trade
                    fixtures as are herein consented to by the Landlord; the
NEGATIVE            Tenant will not obstruct, or permit the obstruction of the
COVENANTS           street or the sidewalk adjacent thereto; will not do
                    anything, or suffer anything to be done upon the demised
OBSTRUCTION         premises which will increase the rate of fire insurance upon
SIGNS               the building or any of its contents, or be liable to cause structrual injury to said building; will not permit the
AIR                 accumulation of waste or refuse matter, and will not,
CONDITIONING        without the written consent of the Landlord first obtained in each case, either sell, assign, mortgage or transfer this lease, underlet the demised premises or any part thereof,
                    permit the same or any part thereof to be occupied by
                    anybody other than the Tenant and the Tenant's employees,
                    make any alterations in the demised premises, use the
                    demised premises or any part thereof for any purpose other than the one first above stipulated, or for any purpose
                    deemed extra hazardous on account of fire risk, nor in
                    violation of any law or ordinance. That the Tenant will not obstruct or permit the obstruction of the light, halls,
                    stairway or entrances to the building, and will not erect or inscribe any sign, signals or advertisements unless and
                    until the style and location thereof have been approved by the Landlord; and if any be erected or inscribed without
                    such approval, the Landlord may remove the same. No water
                    cooler, air conditioning unit or system or other apparatus shall be installed or used without the prior written consent of Landlord.

                         IT IS MUTUALLY COVENANTED AND AGREED, THAT

                         FOURTH.--If the demised premises shall be partially
                    damaged by fire or other cause without the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, the damages shall be repaired by and at the
                    expense of Landlord and the rent until such repairs shall be made shall be apportioned according to the part of the
                    demised premises which is usable by Tenant. But if such
                    partial damage is due to the fault or neglect of Tenant,
FIRE CLAUSE         Tenant's servants, employees, agents, visitors or licensees, without prejudice to any other rights and remedies of
                    Landlord and without prejudice to the rights of subrogation of Landlord's insurer, the damages shall be repaired by
                    Landlord but there shall be no apportionment or abatement of rent. No panalty shall accure for reasonable delay which may arise by reason of adjustment of insurance on the part of
                    Landlord and/or Tenant, and for reasonable delay on account of "labor troubles", or any other cause beyond Landlord's
                    control. If the demised premises are totally damaged or are rendered wholly untenantable by fire or other cause, and if
                    Landlord shall decide not to restore or not to rebuild the same, or if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then or in any of such events Landlord may, within ninety (90) days after such fire or other cause, give Tenant a notice in writing of such decision, which notice shall be given as in Paragraph
                    Twelve hereof provided, and thereupon the term of this lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the demised
                    premises and surrender the same to Landlord. If Tenant shall not be in default under this lease then, upon the
                    termination of this lease under the conditions provided for in the sentence immediately preceding, Tenant's liability
                    for rent shall cease as of the day following the casualty.
                    Tenant hereby expressly waives the provisions of Section 227 of the Real Property Law and agrees that the foregoing
                    provisions of this Article shall govern and control in lieu thereof. If the damage or destruction be due to the fault or neglect of Tenant the debris shall be removed by, and at the expense of, Tenant.

                         FIFTH.--If the whole or any part of the premises hereby
EMINENT             demised shall be taken or condemned by any competent
DOMAIN              authority for any public use or purpose then the term hereby granted shall cease from the time when possession of the
                    part so taken shall be required for such public purpose and without apportionment of award, the Tenant hereby assigning to the Landlord all right and claim to any such award, the current rent, however, in such case to be apportioned.

                         SIXTH.--If, before the commencement of the term, the
LEASE NOT           Tenant be adjudicated a bankrupt, or make a "general
IN EFFECT           assignment," or take the benefit of any insolvent act, or if a Receiver or Trustee be appointed for the Tenant's
DEFAULTS            property, or if this lease or the estate of the Tenant
                    hereunder be transferred or pass to or devolve upon any
TEN DAY             other person or corporation, or if the Tenant shall default
NOTICE              in the performance of any agreement by the Tenant contained in any other lease to the Tenant by the Landlord or by any corporation of which an officer of the Landlord is a
                    Director, this lease shall thereby, at the option of the
                    Landlord, be terminated and in that case, neither the Tenant nor anybody claiming under the Tenant shall be entitled to go into possession of the demised premises. If after the
                    commencement of the term, any of the events mentioned above in this subdivision shall occur, or if Tenant shall make
                    default in fulfilling any of the covenants of this lease,
                    other than the covenants for the payment of rent or
                    "additional rent" or if the demised premises become vacant or deserted, the Landlord may give to the Tenant ten days'
                    notice of intention to end the term of this lease, and
                    thereupon at the expiration of said ten days' (if said
                    condition which was the basis of said notice shall continue to exist) the term under this lease shall expire as fully
                    and completely as if that day were the date herein
                    definitely fixed for the expiration of the term and the
                    Tenant will then quit and surrender the demised premises to the Landlord, but the Tenant shall remain liable as
                    hereinafter provided.

RE-POSSESSION BY       If the Tenant shall make default in the payment of the
LANDLORD          rent reserved hereunder, or any item of "additional rent"
                  herein mentioned, or any part of either or in making any other
RE-LETTING        payment herein provided for, or if the notice last above
                  provided for shall have been given and if the condition which
WAIVER BY         was the basis of said notice shall exist at the expiration of
TENANT            said ten days' period, the property therefrom, either by
                  summary dispossess proceedings, or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages therefor, and re-possess and enjoy said premises together with all
                  additions, alterations and improvements. In any such case or in the event that this lease be "terminated" before the
                  commencement of the term, as above provided, the Landlord may either re-let the demised premises or any part or parts
                  thereof for the Landlord's own account, or may, at the
                  Landlord's option, re-let the demised premises or any part or parts thereof as the have incurred, and then to the
                  fulfillment of the covenants of the Tenant herein, and the balance, if any, at the expiration of the term first above provided for, shall be paid to the Tenant. Landlord may rent the premises for a term extending beyond the term hereby
                  granted without releasing Tenant from any liability. In the event that the term of this lease shall expire as above in this subdivision "Sixth" provided, or terminate by summary proceedings or otherwise, and if the Landlord shall not re-let the demised premises for the Landlord's own account, then, whether or not the premises be re-let, the Tenant shall remain liable for, and the Tenant hereby agrees to pay to the
                  Landlord, until the time when this lease would have expired but for such termination or expiration, the equivalent of the amount of all of the rent and "additional rent" reserved
                  herein, less the avails of reletting, if any, and the same shall be due and payable by the Tenant to the Landlord on the several rent days above specified, that is, upon each of such rent days the Tenant shall pay to the Landlord the amount of deficiency then existing. The Tenant hereby expressly waives any and all right of redemption in case the Tenant shall be dispossessed by judgment or warrant of any court or judge, and the Tenant waives and will waive all right to trial by jury in any summary proceedings hereafter instituted by the Landlord against the Tenant in respect to the demised premises. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning.

REMEDIES ARE           In the event of a breach or threatened breach by the
CUMULATIVE        Tenant of any of the covenants or provisions hereof, the
                  Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, as if re-entry, summary proceedings and other remedies were not herein
                  provided for.

LANDLORD MAY           SEVENTH.--If the Tenant shall make default in the
PERFORM           performance of any covenant herein contained, the Landlord may immediately, or at any time thereafter, without notice,
ADDITIONAL RENT   perform the same for the account of the Tenant. If a notice of mechanic's lien be filed against the demised premises or
                  against premises of which the demised premises are part, for, or purporting to be for, labor or material alleged to have been furnished, or to be furnished to or for the Tenant at the demised premises, and if the Tenant shall fail to take such action as shall cause such lien to be discharged within
                  fifteen days after the filing of such notice, the Landlord may pay the amount of such lien or discharge the same by deposit or by bonding proceedings, and in the event of such deposit or bonding proceedings, the Landlord may require the lienor to prosecute an appropriate action to enforce the lienor's claim.
                  In such case, the Landlord may pay any judgment recovered on such claim. Any amount paid or expense incurred by the
                  Landlord as in this subdivision of this lease provided, and any amount as to which the Tenant shall at any time be in
                  default for or in respect to the use of water, electric
                  current or sprinkler supervisory service, and any expense
                  incurred or sum of money paid by the Landlord by reason of the failure of the Tenant to comply with any provision hereof, or in defending any such action, shall be deemed to be
                  "additional rent" for the demised premises, and shall be due and payable by the Tenant to the Landlord on the first day of the next following month, or, at the option of the Landlord, on the first day of any succeeding month. The receipt by the
                  Landlord of any instalment of the regular stipulated rent
                  hereunder or any of said "additional rent" shall not be a
                  waiver of any other "additional rent" then due.

AS TO WAIVERS          EIGHTH.--The failure of the Landlord to insist, in any
                  one or more instances upon a strict performance of any of the covenants of this lease, or to exercise any option herein
                  contained, shall not be construed as a waiver or a
                  relinquishment for the future of such covenant or option, but the same shall continue and remain. In full force and effect.
                  The receipt by the Landlord of rent, with knowledge of the breach of any covenant hereof, shall not be deemed a waiver of such breach and no waiver by the Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Landlord. Even though the Landlord shall consent to an assignment hereof no further assignment shall be made without express consent in writing by the
                  Landlord.

COLLECTION             NINTH.--If this lease be assigned, or if the demised
OF RENT           premises or any part thereof be underlet or occupied by
FROM OTHERS       anybody other than the Tenant the Landlord may collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, and no such
                  collection shall be deemed a waiver of the covenant herein against assignment and underletting, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of the Tenant from the further performance by the Tenant of the covenants herein contained on the part of the Tenant.

MORTGAGES              TENTH--This lease shall be subject and subordinate at all
                  times, to the lien of the mortgages now on the demised
                  premises, and to all advances made or hereafter to be made upon the security thereof, and subject and subordinate to the lien of any mortgage or mortgages which at any time may be made a lien upon the premises. The Tenant will execute and deliver such further instrument or instruments subordinating this lease to the lien of any such mortgage or mortgages as shall be desired by any mortgagee or proposed mortgagee. The
                  Tenant hereby appoints the Landlord the attorney-in-fact of the Tenant, irrevocable, to execute and deliver any such
                  instrument or instruments for the Tenant.

IMPROVEMENTS           ELEVENTH.--All improvements made by the Tenant to or upon
                  the demised premises, except said trade fixtures, shall when made, at once be deemed to be attached to the freehold, and become the property of the Landlord, and at the end or other expiration of the term, shall be surrendered to the Landlord in as good order and condition as they were when installed, reasonable wear and damages by the elements excepted.

NOTICES                TWELFTH.--Any notice or demand which under the terms of
                  this lease or under any statute must or may be given or made by the parties hereto shall be in writing and shall be given or made by mailing the same by certified or registered mail addressed to the respective parties at the addresses set forth in this lease.

NO LIABILITY           THIRTEENTH.--The Landlord shall not be liable for any
                  failure of water supply or electrical current, sprinkler
                  damage, or failure of sprinkler service, nor for injury or damage to person or property caused by the elements or by
                  other tenants or persons in said building, or resulting from steam, gas, electricity, water, rain or snow, which may leak or flow from any part of said buildings, or from the pipes, appliances or plumbing works of the same, or from the street or sub-surface, or from any other place, nor for interference with light or other incorporeal hereditaments by anybody other than the Landlord, or caused by operations by or for a
                  governmental authority in construction of any public or
                  quasi-Public work, neither shall the Landlord be liable for any latent defect in the building.

NO                     FOURTEENTH.--No diminution or abatement or rent, or other
ABATEMENT         compensation shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any,
                  herein expressly or impliedly agreed to be furnished by the
                  Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other
                  compensation, for interruption or curtailment of such
                  "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the
                  Tenant shall be in default in respect to the payment of rent.
                  Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the
                  commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

RULES, ETC.            FIFTEENTH.--The Landlord may prescribe and regulate the
                  placing of safes, machinery, quantities of merchandise and other things. The Landlord may also prescribe and regulate which elevator and entrances shall be used by the Tenant's employees, and for the Tenant's shipping. The Landlord may make such other and further rules and regulations as, in the
                  Landlord's judgment, may from time to time be needful for the safety, care or cleanliness of the building, and for the
                  preservation of good order therein. The Tenant and the
                  employees and agents of the Tenant will observe and conform to all such rules and regulations.

SHORING OF             SIXTEENTH.--In the event that an excavation shall be made
WALLS             for building or other purposes upon land adjacent to the
                  demised premises or shall be contemplated to be made, the
                  Tenant shall afford to the person or persons causing or to cause such excavation, license to enter upon the demised
                  premises for the purpose of doing such work as said person or persons shall deem to be necessary to preserve the wall or walls, structure or structures upon the demised premises from injury and to support the same by proper foundations.

VAULT SPACE            SEVENTEENTH.--No vaults or space not within the property
                  line of the building are leased hereunder. Landlord makes no representation as to the location of the property line of the building. Such vaults or space as Tenant may be permitted to use or occupy are to be used or occupied under a revocable license and if such license be revoked by the Landlord as to the use of part or all of the vaults or space Landlord shall not be subject to any liability; Tenant shall not be entitled to any compensation or reduction in rent nor shall this be deemed constructive or actual eviction. Any tax, fee or charge of municipal or other authorities for such vaults or space shall be paid by the Tenant for the period of the Tenant's use or occupancy thereof.

ENTRY                  EIGHTEENTH.--That during seven months prior to the
                  expiration of the term hereby granted, applicants shall be admitted at all reasonable hours of the day to view the
                  premises until rented; and the Landlord and the Landlord's agents shall be permitted at any time during the term to visit and examine them at any reasonable hour of the day, and
                  workmen may enter at any time, when authorized by the Landlord or the Landlord's agents, to make or facilitate repairs in any part of the building; and if the said Tenant shall not be
                  personally present to open and permit an entry into said
                  premises, at any time, when for any reason an entry therein shall be necessary or permissible hereunder, the Landlord or the Landlord's agents may forcibly enter the same without
                  rendering the Landlord or such agents liable to any claim or cause of action for damages by reason thereof (if during such entry the Landlord shall accord reasonable care to the
                  Tenant's property) and without in any manner affecting the obligations and covenants of this lease; it is, however,
                  expressly understood that the right and authority hereby
                  reserved, does not impose, nor does the Landlord assume, by reason thereof, any responsibility or liability whatsoever for the care or supervision of said premises, or any of the pipes, fixtures, appliances or appurtenances therein contained or therewith in any manner connected.

NO
REPRESENTATIONS        NINETEENTH.--The Landlord has made no representations or
                  promises in respect to said building or to the demised
                  premises except those contained herein, and those, if any, contained in some written communication to the Tenant, signed by the Landlord. This instrument may not be changed, modified, discharged or terminated orally.

ATTORNEY'S FEES        TWENTIETH.--If the Tenant shall at any time be in default
                  hereunder, and if the Landlord shall institute an action or summary proceeding against the Tenant based upon such default, then the Tenant will reimburse the Landlord for the expense of attorneys' fees and disbursements thereby incurred by the
                  Landlord, so far as the same are reasonable in amount. Also so long as the Tenant shall be a tenant hereunder the amount of such expenses shall be deemed to be "additional rent"
                  hereunder and shall be due from the Tenant to the Landlord on the first day of the month following the incurring of such respective expenses.

POSSESSION             TWENTY-FIRST.--Landlord shall not be liable for failure
                  to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy, or due to a prior Tenant wrongfully holding over or any other person wrongfully in possession or for any other reason: in such event the rent shall not commence until possession is given or is available, but the term herein shall not be
                  extended.

                 THE TENANT FURTHER COVENANTS:

IF A FIRST            TWENTY-SECOND.--If the demised premises or any part
FLOOR            thereof consist of a store, or of a first floor, or of any part thereof, the Tenant will keep the sidewalk and curb in front thereof clean at all times and free from snow and ice, and will keep insured in favor of the Landlord, all plate glass therein and furnish the Landlord with policies of insurance covering the same.

                      TWENTY-THIRD.--If by reason of the conduct upon the
INCREASED        demised premises of a business not herein permitted, or if by
FIRE             reason of the improper or careless conduct of any business upon
INSURANCE        or use of the demised premises, the fire insurance rate shall
RATE             at any time be higher than it otherwise would be, then the
                 Tenant will reimburse the Landlord, as additional rent
                 hereunder, for that part of all fire insurance premiums
                 hereafter paid out by the Landlord which shall have been
                 charged because of the conduct of such business not so
                 permitted, or because of the Improper or careless conduct of any business upon or use of the demised premises, and will make such reimbursement upon the first day of the month following such outlay by the Landlord; but this covenant shall not apply to a premium for any period beyond the expiration date of this lease, first above specified. In any action or proceeding
                 wherein the Landlord and Tenant are parties, a schedule or
                 "make up" of rate for the building on the demised premises, purporting to have been issued by New York Fire Insurance
                 Exchange, or other body making fire insurance rates for the demised premises, shall be prima facie evidence of the facts therein stated and of the several items and charges included in the fire insurance rate then applicable to the demised
                 premises.

                      TWENTY-FOURTH.--If a separate water meter be installed for
WATER RENT       the demised premises, or any part thereof, the Tenant will keep the same in repair and pay the charges made by the municipality or water supply company for or in respect to the consumption of water, as and when bills therefor are rendered. If the demised premises, or any part thereof, be supplied with water through a meter which supplies other premises, the Tenant will pay to the Landlord, as and when bills are rendered therefor, the
                 Tenant's proportionate part of all charges which the
                 municipality or water supply company shall make for all water consumed through said meter, as indicated by said meter. Such proportionate part shall be fixed by apportioning the
                 respective charge according to floor area against all of the rentable floor area in the building (exclusive of the basement)
                 which shall have been occupied during the period of the
                 respective charges, taking into account the period that each part of such area was occupied. Tenant agrees to pay as
                 additional rent the Tenant's proportionate part, determined as
SEWER            aforesaid, of the sewer rent or charge imposed or assessed upon the building of which the premises are a part.

ELECTRIC              TWENTY-FIFTH.--That the Tenant will purchase from the
CURRENT          Landlord, if the Landlord shall so desire, all electric current that the Tenant requires at the demised premises, and will pay the Landlord for the same, as the amount of consumption shall be indicated by the meter furnished therefor. The price for said current shall be the same as that charged for consumption similar to that of the Tenant by the company supplying
                 electricity in the same community. Payments shall be due as and when bills shall be rendered. The Tenant shall comply with like rules, regulations and contract provisions as those prescribed by said company for a consumption similar to that of the
                 Tenant.

                      TWENTY-SIXTH.--If there now is or shall be installed in
                 said building a "sprinkler system" the Tenant agrees to keep
SPRINKLER        the appliances thereto in the demised premises in repair and
SYSTEM           good working condition, and if the New York Board of Fire
                 Underwriters or the New York Fire Insurance Exchange or any
                 bureau, department or official of the State or local government requires or recommends that any changes, modifications,
                 alterations or additional sprinkler heads or other equipment be made or supplied by reason of the Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or if such changes, modifications,
                 alterations, additional sprinkler heads or other equipment in the demised premises are necessary to prevent the imposition of a penalty or charge against the full allowance for a
                 sprinkler system in the fire insurance rate as fixed by said
                 Exchange, or by any Fire Insurance Company, the Tenant will at the Tenant's own expense, promptly make and supply such
                 changes, modifications, alterations, additional sprinkler heads or other equipment. As additional rent hereunder the Tenant will pay to the Landlord, annually in advance, throughout the term $____________ toward the contract price for sprinkler supervisory service.

                      TWENTY-SEVENTH.--The sum of ZERO DOLLARS Dollars is
                 deposited by the Tenant herein with the Landlord herein as
SECURITY         security for the faithful performance of all the covenants and conditions of the lease by the said Tenant. If the Tenant
                 faithfully performs all the covenants and conditions on his part to be performed, then the sum deposited shall be returned to said Tenant.

                      TWENTY-EIGHTH.--This lease is granted and accepted on the
                 especially understood and agreed condition that the Tenant will
NUISANCE         conduct his business in such a manner, both as regards noise and kindred nuisances, as will in no wise interfere with,
                 annoy, or disturb any other tenants, in the conduct of their several businesses, or the landlord in the management of the building; under penalty of forfeiture of this lease and
                 consequential damages.

BROKERS               TWENTY-NINTH.--The Landlord hereby recognizes NO BROKERS
COMMISSIONS      as the broker who negotiated and consummated this lease with the Tenant herein, and agrees that if, as, and when the Tenant exercises the option, if any, contained herein to renew this lease, or falls to exercise the option, if any, contained
                 therein to cancel this lease, the Landlord will pay to said broker a further commission in accordance with the rules and commission rates of the Real Estate Board in the community. A sale, transfer, or other disposition of the Landlord's interest in said lease shall not operate to defeat the Landlord's
                 obligation to pay the said commission to the said broker. The
                 Tenant herein hereby represents to the Landlord that the said broker is the sole and only broker who negotiated and
                 Consummated this lease with the Tenant.

WINDOW                THIRTIETH.--The Tenant agrees that it will not require,
CLEANING         permit, suffer, nor allow the cleaning of any window, or
                 windows, in the demised premises from the outside (within the meaning of Section 202 of the Labor Law) unless the equipment and safety devices required by law, ordinance, regulation or rule, including, without limitation, Section 202 of the New
                 York Labor Law, are provided and used, and unless the rules, or any supplemental rules of the Industrial Board of the State of
                 New York are fully complied with; and the Tenant hereby agrees to indemnify the Landlord, Owner, Agent, Manager and/or
                 Superintendent, as a result of the Tenant's requiring,
                 permitting, suffering, or allowing any window, or windows in the demised premises to be cleaned from the outside in
                 violation of the requirements of the aforesaid laws,
                 ordinances, regulations and/or rules.

VALIDITY              THIRTY-FIRST.--The invalidity or unenforceability of any
                 provision of this lease shall in no way affect the validity or enforceability of any other provision hereof.

EXECUTION             THIRTY-SECOND.--In order to avoid delay, this lease has
& DELIVERY       been prepared and submitted to the Tenant for signature with
OF LEASE         the understanding that it shall not bind the Landlord unless and until it is executed and delivered by the Landlord.

EXTERIOR OF           THIRTY-THIRD.--The Tenant will keep clean and polished all
PREMISES         metal, trim, marble and stonework which are a part of the
                 exterior of the premises, using such materials and methods as the Landlord may direct, and if the Tenant shall fail to comply with the provisions of this paragraph, the Landlord may cause such work to be done at the expense of the Tenant.

PLATE GLASS           THIRTY-FOURTH.--The Landlord shall replace at the expense
                 of the Tenant any and all broken glass in the skylights, doors and walls in and about the demised premises. The Landlord may insure and keep insured all plate glass in the skylights, doors and walls in the demised premises, for and in the name of the
                 Landlord and bills for the premiums therefor shall be rendered by the Landlord to the Tenant at such times as the Landlord may elect, and shall be due from and payable by the Tenant when rendered, and the amount thereof shall be deemed to be, and shall be paid as, additional rent.

WAR                   THIRTY-FIFTH.--This lease and the obligation of Tenant to
EMERGENCY        pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service
                 expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in
                 connection with a National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other
                 emergency.

                 THE LANDLORD COVENANTS

QUIET                 FIRST.--That if and so long as the Tenant pays the rent
POSSESSION       and "additional rent" reserved hereby, and performs and
                 observes the covenants and provisions hereof, the Tenant shall quietly enjoy the demised premises, subject, however, to the terms of this lease, and to the mortgages above mentioned, provided however, that this covenant shall be conditioned upon the retention of title to the premises by Landlord.

ELEVATOR
HEAT

                 THIS IS A NET NET NET LEASE. ANY AND ALL REPAIRS AND
                 MAINTENANCE IS PAID FOR BY THE TENANT. SUB LEASING WILL NOT BE
                 PERMITTED UNLESS APPROVED BY LANDLORD. TENANT TO SUPPLY ALL
                 HEAT AND/OR AIR CONDITIONING

                      And it is mutually understood and agreed that the
                 covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective
                 successors, heirs, executors and administrators.

                      IN WITNESS WHEREOF, the Landlord and Tenant have
                 respectively signed and sealed these presents the day and year first above written

                                            /s/ Jesse L. Wiener
                                            ---------------------------- [L. S.]
                                            JESSE L. WIENER             Landlord

                 IN PRESENCE OF:

                 /s/ Signature
                 ---------------------------

                                            /s/ Gilad Fishman
                                            ---------------------------- [L. S.]
                                            HADCO METAL TRADING CO., LLC  Tenant

                  ACKNOWLEDGMENT IN NEW YORK STATE (RPL 309-a)

STATE OF NEW YORK, COUNTY OF ______________________________________________ SS.:

On _________________________ before me, the undersigned, personally appeared
________________________________________________________________________________
personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                      ----------------------------------------------------------
                      (signature and office of individual taking acknowledgment)

                ACKNOWLEDGMENT OUTSIDE NEW YORK STATE (RPL 309-b)

STATE OF _______________________  COUNTY OF _______________________________ SS.:

On ____________________________ before me, the undersigned, personally appeared
________________________________________________________________________________
personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the undersigned in

(insert city or political subdivision and state or county or other place acknowledgment taken)

                      ----------------------------------------------------------
                      (signature and office of individual taking acknowledgment)

                   ACKNOWLEDGMENT BY SUBSCRIBING WITNESS(ES)

STATE OF ______________________________________________________________
                                                                          } SS.:
COUNTY OF _____________________________________________________________

On __________________________ before me, the undersigned, personally appeared
________________________________________________________________________________
the subscribing witness(es) to the foregoing instrument, with whom I am personally acquainted, who, being by me duly sworn, did depose and say that he/she/they reside(s) in (if the place of residence is in a city, include the street and street number, if any, thereof);

that he/she/they know(s)

to be the individual(s) described in and who executed the foregoing instrument;
that said subscribing witness(es) was (were) present and saw said execute the same; and that said witness(es) at the same time subscribed his/her/their name(s) as a witness(es) thereto.

([_] if taken outside New York State insert city or political subdivision and state or country or other place acknowledgment taken And that said subscribing witness(es) made such appearance before the undersigned in ____________________
_______________________________________________________________________________
_______________________________________________________________________________)

                      ----------------------------------------------------------
                      (signature and office of individual taking acknowledgment)

104-20 MERRICK BOULEVARD AND
165-02 SOUTH ROAD
JAMAICA, NY 11433

BUILDING _______________________________________________________________________

PREMISES _______________________________________________________________________

--------------------------------------------------------------------------------

                                JESSE L. WIENER

                                                                        LANDLORD

                                       TO

                          HADCO METAL TRADING CO., LLC

                                                                          TENANT

--------------------------------------------------------------------------------
                                     LEASE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GUARANTY

     In consideration of the letting of the premises within mentioned to the
Tenant within named, and of the sum of One Dollar, to the undersigned in hand paid by the Landlord within named, the undersigned hereby guarantees to the
Landlord and to the heirs, successors and/or assigns of the Landlord, the payment by the Tenant of the rent, within provided for, and the performance by the Tenant of all of the provisions of the within lease. Notice of all defaults is waived, and consent is hereby given to all extensions of time that any
Landlord may grant.

     Dated,

STATE OF NEW YORK, COUNTY OF _______________________ SS.: ACKNOWLEDGMENT
RPL309-a (DO NOT USE OUTSIDE NEW YORK STATE)

On __________________________ before me, the undersigned, personally appeared
________________________________________________________________________________
personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                      ----------------------------------------------------------
                      (signature and office of individual taking acknowledgment)